                                                                 EXHIBIT 10.12


                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, entered into as of this 26th day of September, 1997, by and between CELEBRITY, INC., a Texas corporation ("Celebrity") whose address is 4520 Old Troup Road, Tyler, Texas 75707, MAGICSILK, INC., a Texas corporation ("Magicsilk") whose address is 4520 Old Troup Road, Tyler, Texas 75707, THE CLUETT CORPORATION, a California corporation ("Cluett") whose address is 3200 Centre Park Boulevard, Winston-Salem, North Carolina _______, INDIA EXOTICS, INC., a Texas corporation whose address is 4346 Green Ash Drive, Earth City, Missouri 63045 ("India"), and STAR WHOLESALE FLORIST, INC., a Texas corporation ("Star") whose address is 8223 N. Stemmons, Dallas, Texas 75247 (collectively, the "Grantors"), and NATIONAL CANADA FINANCE CORP., a Delaware corporation, having an address at 125 North 55th Street, 23rd Floor, New York, New York 10009 ("NCFC"), Individually and as Agent for National Bank of Canada, a commercial banking institution organized and existing under the laws of Canada with a United States domestic branch office located in New York, New York (the "Bank"), the said NCFC, Individually and as such Agent being herein sometimes called the "Lender";

                              W I T N E S S E T H:

That for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree with the Lender as follows:

         1. Definitions. Reference is made to the Loan Agreement dated May 10, 1993, as amended by a First Amendment dated July 27, 1993, a Second Amendment dated November 17, 1993, a Third Amendment dated March 18,1994, a Fourth Amendment dated November 4, 1994, a Fifth Amendment dated February 3, 1995, a Sixth Amendment dated as of March 14, 1995, a Seventh Amendment dated as of August 4, 1995, an Eighth Amendment dated as of July 22, 1997, and a Ninth Amendment of even date herewith (as so amended and as hereafter amended or modified from time to time, the "Loan Agreement"), among Celebrity, Magicsilk, Cluett, India, Star, and the Lender, said Loan Agreement being incorporated herein by reference. All terms used in this Security Agreement which are defined in the Loan Agreement or in Article 9 of the Uniform Commercial Code (the "Code") of the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

         2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantors hereby jointly, severally, and jointly and severally pledge and assign to Lender, and grant to Lender a continuing security interest in, the following (the "Collateral"):



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                  (a) All of the Grantors' U.S. inventory in all of its forms, wherever located and whether now or hereafter existing, and all accessions thereto and products thereof, including raw materials, materials awaiting manufacture, work-in-process, finished products, and materials used or consumed in Grantor's business (collectively hereinafter called "Inventory");

                  (b) All warehouse receipts, bills of lading, and other documents of title of every kind and character, now or at any time hereafter evidencing or representing all or any part of Inventory;

                  (c) All of the Grantors' U.S. accounts, accounts receivable, chattel paper, instruments, and other obligations of any kind, whether or not evidenced by an instrument or chattel paper, and whether or not earned by performance (collectively hereinafter called "Accounts Receivable" or "Receivables") whether now or hereafter existing, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such Accounts Receivable;

                  (d) All claims for tax refund, whether now existing or hereafter arising, of any of the Grantors against any city, county, state or federal government or any agency or authority or other subdivision thereof, and the proceeds thereof;

                  (e) To the extent applicable to Inventory, all of the Grantors' contract rights and general intangibles ("General Intangibles") of every kind, character, and description, both now owned and hereafter acquired, including, without limitation, goodwill, trademarks, trade styles, trade names, patents, patent applications, and deposit accounts;

                  (f) To the extent applicable to Receivables, all of the Grantors' customer lists, original books and records, ledger and account cards, computer tapes, discs, and printouts, whether now in existence or hereafter created;

                  (g) All proceeds ("Proceeds") of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Lender is the loss payee thereof), any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and including, without limitation, all moneys due or to become due in connection with any of the Collateral, guaranties and security for the payment of such moneys, the right of stoppage in transit, and all returned or repossessed goods arising from a sale or lease thereof. (Although proceeds are covered, Lender does not authorize the sale or other transfer of any of the Collateral or the transfer of any interest in the Collateral, except for the sale of goods in the ordinary course of the Grantors' business);



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         in each case, whether now owned or hereafter acquired by any of the
         Grantors and howsoever such Grantor's interest therein may arise or appear (whether by ownership, lease, security interest, claim, or otherwise). The Collateral described in subparagraphs (a) and (f) of this Section is hereinafter sometimes called the "Tangible Collateral."

         3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) The full and prompt payment, when due, of the indebtedness (and interest thereon) evidenced and to be evidenced by that certain promissory note of even date herewith, in the principal sum of Thirty-five Million Dollars (U.S. $35,000,000.00), executed by the Grantors, and payable to the order of NCFC, and any and all renewals, modifications, and extensions of said note, in whole or in part;

                  (b) The due performance and observance by each of the Grantors of all of its covenants, agreements, representations, liabilities, obligations, and undertakings as set forth herein, or in the Loan Agreement (as the same may be modified, renewed or extended from time to time) or in any other instrument or document which now or at any time hereafter evidences or secures, in whole or in part, all or any part of the Obligations hereby secured; and

                  (c) The prompt payment and performance of any and all obligations of any of the Grantors with respect to any letters of credit or banker's acceptances now or at any time hereafter (i) issued by NCFC at the request and for the benefit of a Borrower, or (ii) issued by the Bank at the request and for the benefit of any of the Grantors.

         4. Representations and Warranties. Each of the Grantors represents and warrants as follows:

                  (a) Such Grantor's chief place of business and chief executive office, where such Grantor keeps its records concerning Accounts Receivable and all originals of all chattel paper which constitute Accounts Receivable are located at the address specified for such Grantor in the initial paragraph hereof. None of the Accounts Receivable is evidenced by a promissory note or other instrument.

                  (b) (i) Except for Permitted Encumbrances, each of the Grantors owns the Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Agreement; and (ii) except for the financing statements filed in favor of the Lender relating to this Agreement, and except for any financing statements filed with respect to Permitted Encumbrances, no other financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office.


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                  (c) The exercise by the Lender of its rights and remedies
         hereunder will not contravene any law or governmental regulation or any contractual restriction binding on or affecting such Grantor or any of its properties and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

                  (d) To the best knowledge of such Grantor, except with regard to amounts payable by the government of the United States under any Government Contract, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required either for the grant by such Grantor of the security interest created hereby in the Collateral or for the exercise by the Lender of its rights and remedies hereunder.

                  (e) This Agreement creates a valid security interest in favor of the Lender in the Collateral. The taking possession by the Lender of all instruments and chattel paper constituting Collateral from time to time, and the filing of financing statements with the filing offices designated on Exhibit A hereto will perfect and establish the priority of the Lender's security interest hereunder in the Collateral, subject to no other liens and encumbrances, except Permitted Encumbrances. Except as set forth in this Section 4(e), and except with regard to amounts payable by the government of the United States under any Government Contract, no action is necessary or desirable to perfect or otherwise protect such security interest.

         5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Lender shall otherwise consent in writing:

                  (a) Further Assurances. The Grantors will at their expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Lender deems necessary or desirable or that the Lender may request in order (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as the Lender deems necessary or desirable or that the Lender may request in order to perfect and preserve the security interest created or purported to be created hereby; (B) furnishing to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail; (C) marking conspicuously each chattel paper included in the Accounts Receivable and, at the request of the Lender, each of the Grantors' respective records pertaining to the Account Receivable with a legend, in form and substance satisfactory to the Lender, indicating that such chattel paper is subject to the security interest created hereby; (D) if any Account Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the





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         Lender hereunder such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Lender; and
         (E) if any Inventory shall be represented by a warehouse receipt or other document of title, delivering such warehouse receipt or other document to Lender duly endorsed or assigned to the Lender, all in form and substance satisfactory to the Lender.

                  (b) Location of Tangible Collateral. Except for items of Inventory temporarily in transit to a Grantor following the purchase of same by such Grantor, each of the Grantors will keep all of the Tangible Collateral, both now owned and hereafter acquired, at the location(s) described in EXHIBIT "B," hereto attached, or at such other location or locations to which the Lender shall consent in writing in advance of placing Tangible Collateral at such location(s).

                  (c) Taxes. The Grantors will pay promptly when due all property and other taxes, assessments, and governmental charges or levies imposed upon, and all claims (including claims for labor, materials, and supplies) against, the Collateral, except to the extent the validity thereof is being contested diligently and in good faith by proper proceedings satisfactory to the Lender.

                  (d) Insurance. (i) The Grantors will, at their own expense, maintain insurance with respect to the Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Lender from time to time, and in accordance with the provisions of the Loan Agreement.

                  (e) As to Receivables and General Intangibles.

                           (i) Each of the Grantors will (A) keep its chief
                  place of business and chief executive office and all originals of all chattel paper which constitute Accounts Receivable and all documents which constitute or create General Intangibles, at the location(s) specified in paragraph 4(a) hereof, and (B) maintain and preserve complete and accurate records concerning the Receivables, General Intangibles, and such chattel paper.

                           (ii) As of the time any Receivable becomes subject
                  to the security interest granted by this Security Agreement, including, without limitation, as of each time any specific assignment or transfer or identification is made to the Lender of any Receivable, the Grantor that owns such Receivable shall be deemed to have warranted that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that such Receivable is valid and subsisting and arises out of a bona fide sale of goods sold and delivered, or in the process of being delivered, or out of and for services theretofore actually rendered, to the account debtor named in such Receivable; that the amount of such Receivable represented as owing is the correct amount



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                  actually and unconditionally owing except for normal cash
                  discounts and is not disputed except for immaterial claims not in excess of $5,000 in any one instance, and except for such normal cash discount and immaterial claims, is not subject to any set-offs, credits, deductions or counter-charges; that such Grantor is the owner thereof free and clear of all prior liens, except for the security interest in favor of the Lender and any Permitted Encumbrances; and that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose; and that such Grantor has no notice of or reason to believe that the account debtor is subject to any pending bankruptcy proceeding, insolvency proceeding or operations of any creditors' committee.

                           (iii) The Lender shall have the privilege at any
                  time upon its request, of inspection during reasonable business hours of any of the business, properties or premises of the Grantors and the books and records of the Grantors relating to said Receivables and Inventory or the processing or collection thereof as well as those relating to their general business affairs and financial condition. The Lender shall have the right at any time, whether before or after an Event of Default, to notify any and all account debtors to make payment thereof directly to the Lender; but to the extent the Lender does not so elect, each of the Grantors shall continue to collect such Grantor's Receivables. Except as the Lender shall otherwise expressly agree in writing, all proceeds of collection of Receivables received by the Grantors shall be forthwith accounted for and transmitted to the Lender in the form as received by the Grantors and shall not be commingled with any funds of the Grantors. In the event the account debtor of any Receivable included in this Security Agreement shall also be indebted to any of the Grantors in any other respect and such account debtor shall make payment without designating the particular indebtedness against which it is to apply, such payment shall be conclusively presumed to be payment on the Receivable of such account debtor included in this Security Agreement. Any proceeds of Receivables so transmitted to the Lender shall be handled and administered by the Lender in and through a Remittance or similar account, but the Grantors acknowledge that the maintenance of such an account by the Lender is solely for its convenience in facilitating its own operations pursuant hereto and that the Grantors have no, and shall not have any, right, title or interest in said Receivable or in the amounts at any time to the credit thereof. Except to the extent the Lender may from time to time in its discretion release proceeds to any of the Grantors for use in its business, all proceeds received by the Lender shall be applied on the Obligations secured hereby, whether or not such Obligations shall have by their terms matured, such application to be made at such intervals as the Lender may determine, except that the Lender need not apply or give credit for any item included in such proceeds until two (2) business days after receipt by NCFC of such item at its main office in New York City, New York. Items received after 1:00 o'clock p.m. current New York time on any business day shall be deemed


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                  to have been received the following business day. In
                  administering the collection of proceeds as herein provided for, the Lender may accept checks or drafts in any amount and bearing any notation without incurring liability to any of the Grantors for so doing.

                           (iv) Following the occurrence of an Event of
                  Default, the Lender shall have the right, but shall incur no liability for failing to do so, in its own name, or in the name of the Grantor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due or to become due on the Receivables, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as any of the Grantors might have done, and to endorse the name of any of the Grantors on all commercial paper given in payment or part payment thereof, and in its discretion to file any claim or take any action or proceedings which the Lender may deem necessary or appropriate to protect and preserve and realize upon the security interest of the Lender in the Receivables and the proceeds thereof.

                           (v) Each of the Grantors will from time to time
                  execute such further instruments and do such further acts and things as the Lender may reasonably require by way of further assurance to the Lender of the matters and things herein provided for or intended so to be. Without limiting the foregoing, each of the Grantors agrees to execute and deliver to the Lender an assignment or other form of identification in the form required by the Lender of all Receivables at any time included under this Security Agreement, together with such other evidence of the existence and identity of such Receivables as the Lender may reasonably require; each of the Grantors will mark its books and records to reflect this Security Agreement. Each of the Grantors will accompany each transmission of proceeds of Receivables to the Lender with a report in such form as the Lender may require in order to identify the Receivables to which such proceeds apply.

                           (vi) Returned or repossessed goods arising from or
                  relating to any Receivables, if requested by the Lender, shall be held separate and apart from any other property. Each of the Grantors shall as often as required by Lender, but not less often than weekly, report to the Lender the appropriate identifying information with respect to such goods and the Receivables out of which or to which such goods relate.

                  (f) Transfers and Other Liens. Without the prior consent of the Lender the Grantors shall not (i) sell, assign (by operation of law or otherwise), exchange, or otherwise dispose of any of the Collateral (except for sale or other use of Inventory in the ordinary course of business as presently conducted); or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the security interest created by this Agreement and Permitted Encumbrances.




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                  (g) Damage to Collateral.  Each of the Grantors will promptly furnish to the Lender a statement respecting any material loss or damage to any of the Tangible Collateral.

                  (h) Field Warehouse Arrangement. Following the occurrence of an Event of Default, if the Lender shall so require, each of the Grantors will at its own expense continue in force and effect and comply with and operate under a field warehouse arrangement satisfactory in form and substance to the Lender with an independent field warehouse company selected by such Grantor and satisfactory to the Lender, providing for the warehousing of such portion or portions of such Grantor's Inventory as the Lender may designate and for the issuance of non-negotiable warehouse receipts in the name of the Lender for or representing the Inventory located therein.

         6.       Additional Provisions Concerning the Collateral.

                  (a) Each of the Grantors hereby authorizes Lender to file, without the signature of such Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

                  (b) Each of the Grantors hereby irrevocably appoints the Lender such Grantor's attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender's discretion following the occurrence of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 5(d) hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or (ii) above; (iv) to sign its name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on schedules and assignments of Receivables, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment direct to the Lender); (v) to notify the post office authorities to change the address for delivery of its mail to an address designated by the Lender, to receive, open and process all mail addressed to the Grantor, to send requests for verification of Receivables to customers; and (vi) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral. Each of the Grantors hereby ratifies and approves all acts of said attorney; and so long as the attorney acts in good faith, it shall have no liability to any such Grantor for any act or omission as such attorney.


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



                  (c) If any of the Grantors fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement or obligation, and the costs and expenses of the Lender incurred in connection therewith shall be payable by the Grantors under Section 9 hereof, and shall be fully secured hereby.

                  (d) The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  (e) Anything herein to the contrary notwithstanding, (i) the Grantors shall remain liable under any contracts and agreements relating to the Collateral to the extent set forth therein to perform all of their obligations thereunder to the same extent as if this Agreement had not been executed; (ii) the exercise by the Lender of any of its rights hereunder shall not release any of the Grantors from any obligations under the contracts and agreements relating to the Collateral; and (iii) the Lender shall not have any obligation or liability by reason of this Agreement under any contracts and agreements relating to the Collateral, nor shall the Lender be obligated to perform any of the obligations or duties of any of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         7. Remedies Upon Default. If an Event of Default shall have occurred:

                  (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantors to, and the Grantors hereby agree that they will at their expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to the Lender; and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Grantors agree that, to the extent notice of sale shall be required by law, at least five (5) days' notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.


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                  (b) Any cash held by the Lender as Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied as follows:

                           (i) First, to the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by the Lender in connection with (A) the administration of this Agreement, (B) the retaking, custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any Collateral,
                  (C) the exercise or enforcement of any of the rights of the Lender hereunder, or (D) the failure of any of the Grantors to perform or observe any of the provisions hereof;

                           (ii) Second, to the reimbursement of the Lender for the amount of any obligations of the Grantor paid or discharged by the Lender pursuant to the provisions of this Agreement, and of any expenses of the Lender payable by the Grantors hereunder;

                           (iii) Third, to the satisfaction of the Obligations,
                  in such order as Lender shall elect;

                           (iv) Fourth, to the payment of any other amounts required by applicable law [including, without limitation,
                  Section 47-9-504(1)(c) of the Code or any successor or similar, applicable statutory provision]; and

                           (v) Fifth, the surplus proceeds, if any, to the Grantors or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Grantors shall be liable for the deficiency, together with interest thereon at such rate(s) as shall be fixed by instrument(s) evidencing the Obligation(s) with respect to which such deficiency exists, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency.

         8. Rights and Duties of the Lender, Etc. The Lender undertakes, as to this Agreement, to exercise only such duties as are specifically set forth in this Agreement and to exercise such of the rights, powers and remedies as are vested in it by this Agreement or by law. The Lender may consult with counsel, and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.



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



         9.  Indemnity and Expenses.

             (a) The Grantors agree to indemnify the Lender from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement and any matter growing out of or resulting from the ordinary negligence of the Lender), except claims, losses, or liabilities resulting solely and directly from the Lender's gross negligence or willful misconduct.

             (b) The Grantors will upon demand pay to Lender the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Lender's counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Agreement (excluding the salary of the Lender's employees and the Lender's normal and usual overhead expenses); (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of Lender hereunder; or (iv) the failure by the Grantor to perform or observe any of the provisions hereof, even if such failure constitutes ordinary negligence, except expenses resulting solely and directly from the Lender's gross negligence or willful misconduct.

         10. Notices, Etc. All notices and other communications provided for hereunder (except for routine informational communications) shall be in writing and shall be mailed, by registered or certified mail, return receipt requested, sent by recognized national overnight courier service, telecopied by facsimile machine, or delivered, if to any of the Grantors, to it at its address specified in the first paragraph of this Agreement, with copies (if other than routine informational communication) to Celebrity, 4520 Old Troup Road, Tyler, Texas 75707, Attention: Ken Cichocki (Telecopy No.: 903/509-3631) and Thompson & Knight, P.C., Suite 3300, 1700 Pacific Avenue, Dallas, Texas 75201-4693, Attention: James W. McKeller (Telecopy No.: 214/969-1751; and if to Lender, to it at Suite 1850, 2121 San Jacinto, Dallas, Texas 75201, Attention:
William W. Handley (Telecopy No.: 214/871-2015). All such notices and other communications shall be effective (i) if mailed, when received or three (3) days after mailing, whichever is earlier; (ii) if sent by recognized national overnight courier service, one (1) business day after sending; and (iii) if telecopied, upon receipt, or (iv) if delivered, upon delivery.

         11. Security Interest Absolute. All rights of the Lender, and all security interests and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Loan Agreement, any guaranty, or any other agreement or instrument relating thereto; (ii) any change in the time, manner, or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from this Agreement, or any guaranty, or any other agreement or instrument relating thereto; (iii) any increase in, addition to, or exchange, release, or non-perfection of, any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Obligations or this Agreement; or (v) the absence of any action on the part of the Lender to obtain payment or performance of the Obligations from the Grantors or any other party.

         12. Miscellaneous.

                  (a) No amendment of any provision of this Security Agreement shall be effective unless it is in writing and signed by the Grantors and the Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other instrument or document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other instruments and documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Agreement between the parties, any guaranty, any other instrument which now or hereafter evidences or secures all or part of the Obligations, or any related document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other such instrument or document against such party or against any other party.

                  Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of all of the Obligations, (ii) be binding on the Grantors and their respective successors and permitted assigns and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns. None of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

                  (e) Upon the satisfaction in full of all of the Obligations, the Lender will, upon the Grantors' request and at the Grantors' expense, (i) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (ii) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence termination of the security interest herein granted.

                  (f) This Agreement shall be governed by and construed in accordance with the internal statutes and laws of the state of New York, (without regard to principles of conflicts of law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. If any provision hereof is in conflict with the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

         13. Effect of Prior Documents. This Agreement is given in renewal, extension, consolidation, and modification, and as a complete restatement of
(i) that certain Security Agreement dated as of May 10, 1993 executed by Celebrity and Magicsilk in favor of the Lender, (ii) that certain Security Agreement dated as of November 17, 1993 executed by Cluett in favor of the Lender, and (iii) that certain Security Agreement dated as of February 3, 1995 executed by India in favor of the Lender; provided however, that nothing herein shall be deemed to be an extinguishment or novation of any of the liens, security interests, obligations, or duties evidenced or created by any of the above-described documents.

         14. Special Provisions. If any Rider, initialed by the parties, is attached hereto, the provisions of such Rider are made a part hereof by reference as fully and particularly as if set out herein verbatim. Should there be any conflict between the provisions hereof and the provisions contained in such Rider, the provisions of such Rider shall control.



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                                     -13-

         IN WITNESS WHEREOF, the Grantors have caused this Agreement to be executed and delivered by their respective duly authorized officers on this the day and year first above written.


CELEBRITY, INC.                           INDIA EXOTICS, INC.


By:  /s/ ROBERT H. PATTERSON, JR.         By:   /s/ ROBERT H. PATTERSON, JR.
    --------------------------------           -------------------------------
    Print Name:  Robert H. Patterson           Print Name: Robert H. Patterson
                --------------------                       -------------------
    Title:       Chairman                      Title:      Chairman
           -------------------------                    ----------------------


MAGICSILK, INC.                           STAR WHOLESALE FLORIST, INC.


By:   /s/ ROBERT H. PATTERSON, JR.        By:   /s/ ROBERT H. PATTERSON, JR.
    --------------------------------           -------------------------------
    Print Name: Robert H. Patterson            Print Name: Robert H. Patterson
                --------------------                       -------------------
    Title:      Chairman                       Title:      Chairman
           -------------------------                    ----------------------



THE CLUETT CORPORATION


By:   /s/ ROBERT H. PATTERSON, JR.
    --------------------------------
    Print Name: Robert H. Patterson
                --------------------
    Title:      Chairman
           -------------------------

                                   EXHIBIT A
                             TO SECURITY AGREEMENT
                          (List of UCC Filing Offices)


1.       Celebrity:

         a.       Secretary of State - Texas



2.       Magicsilk:

         a.       Secretary of State - Texas



3.       Cluett:

         a.       Secretary of State - North Carolina
         b.       Register of Deeds -  Forsyth County, North Carolina
         c.       Secretary of State - California
         d.       County Recorder - San Diego County, California



4.       India:

         a.       Secretary of State - Texas
         b.       Secretary of State - Missouri
         c.       Recorder of Deeds - St. Louis County, Missouri
         d.       Office of Clerk of Superior Court - Fulton County, Missouri



5.       Star:

         a.       Secretary of State - Texas

                                   EXHIBIT B
                             TO SECURITY AGREEMENT
                   (List of Locations of Tangible Collateral)


A.       Inventory Locations for Celebrity:

         1.       4501 and 4520 Old Troup Road, Tyler, Texas 75707;
         2.       3637 Shiloh Road, Tyler, Texas 75707; and
         3.       15150 State Line Drive, Charlotte, North Carolina 28244.

B.       Inventory Locations for Magicsilk:

         1.       4520 Old Troup Road, Tyler, Texas 75707; and
         2.       15150 State Line Drive, Charlotte, North Carolina 28244.

C.       Inventory Locations for Cluett:

         1.       3200 Centre Park Boulevard, Winston-Salem, North Carolina;
         2.       1289 Birmingham Drive, Encinitas, California 92024; and
         3.       2590 Pioneer Avenue, Suite D, Vista, California _____.

D.       Inventory Locations for India:

         1.       4346 Green Ash Drive, Earth City, Missouri 63045;
         2.       4333 Green Ash Drive, Earth City, Missouri 63045;
         3.       4341 Green Ash Drive, Earth City, Missouri 63045;
         4.       13527-31 Earth City Expressway, Earth City, Missouri 63045;
                  and
         5.       230 Spring Street, N.W., Suite 111-GA, Atlanta, Georgia 30303.

E.       Inventory Locations for Star:

         1.       8223 N. Stemmons, Dallas, Texas 75247;
         2.       8700 Sovereign Row, Dallas, Texas 75247
         3.       2301 N. Broadway, Tyler, Texas 75701